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                       KEMPER INTERNATIONAL FUND ("FUND")
                            SUPPLEMENT TO PROSPECTUS
                              DATED MARCH 1, 1997

                           -------------------------

     The following text supplements the section entitled "Purchase of Shares" on page 30 in the Fund's prospectus:

SPECIAL PROMOTION

     From February 2, 1998 until June 30, 1998 ("Special Offering Period"), Kemper Distributors, Inc. ("KDI"), the principal underwriter for the Fund, intends to reallow to dealers the full applicable sales charge with respect to Class A shares purchased during the Special Offering Period (not including shares acquired at net asset value). KDI also intends to pay to firms an additional commission of .50% with respect to Class B shares purchased during the Special Offering Period, not including exchanges or other transactions for which commissions are not paid.

February 2, 1998
KIF 1C 2/98
KDI 801240                                       (LOGO)PRINTED ON RECYCLED PAPER